                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): June 15, 1999

                          Commission file number 0-8485

                             Grip Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             California                                     95-1980894
--------------------------------------------------------------------------------
     (State or other jurisdiction                        (I.R.S Employer
   of incorporation or organization)                    Identification No.)


       10 Corporate Park Suite 130
       Irvine, California                                     92606
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (949) 252-8500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

         Registrant filed for reorganization under Chapter 11 of the Federal Bankruptcy Act on June 10, 1999. Registrant has continued to experience severe ongoing liquidity problems due to months of declining sales, its inability to obtain financing, and the failure to close a certain transaction wherein Registrant would have transferred inventory to E-Z Sport Grip Company, Inc. for cash and notes. As a result of the foregoing, Registrant has been unable to pay certain vendors or to complete Registrant's delinquent filings.

         Registrant is preparing a reorganization plan wherein Registrant intends to outsource all of its manufacturing operations, including the lasering, buffing and painting of its golf grips, thereby reducing labor and other operating costs to allow Registrant to operate profitably. There is no guarantee that the Bankruptcy Court will approve the plan, or that Registrant will be able to operate profitably if the plan is approved. Failure to obtain Bankruptcy Court approval for the plan of reorganization or failure by Registrant to implement a reorganization plan may result in Registrant filing for liquidation under Chapter 7 of the Federal Bankruptcy Act.

         This report includes statements, which may be forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks related to the golf equipment business in general, and market acceptance of the Registrant's product in particular; liquidity issues and constraints affecting Registrant; seasonality of the golf equipment business; Registrant's dependence on a few major customers; scheduling, delivery and cost of tooling; use of third party manufacturers and suppliers; supply delays; and other factors detailed in Registrant's other periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking !statements, which speak only as of the date hereof. Registrant undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GRIP TECHNOLOGIES, INC.
                                             -----------------------------------
                                             (Registrant)


Date:  June 15, 1999                                 /s/ Sam G. Lindsay
                                             -----------------------------------
                                                       Sam G. Lindsay
                                                       President and
                                                   Chief Executive Officer


                                       2